                                                              Exhibit 10.12(a)

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This First Amendment to the Loan and Security Agreement ("First Amendment") dated this 4th day of May, 1998 by and among JEH/Eagle Supply, Inc., formerly JEH Acquisition Corp., a Delaware corporation (the "Borrower") and Fleet Capital Corporation, a Rhode Island corporation ("Lender").

                                  BACKGROUND

     A. On July 8, 1997, the Lender and the Borrower entered into a certain Loan and Security Agreement (the "Agreement") to reflect certain financing arrangements between the parties thereto (the "Existing Financing
Arrangements").

     B. The parties have agreed, subject to the terms and conditions of this First Amendment, to modify and amend the Existing Financing Arrangements.

     NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agrees as follows:

     1.  AMENDMENTS TO LOAN AND SECURITY AGREEMENT

     A. Section 1.3 of the Loan and Security Agreement is hereby amended as follows:

         Lender hereby increases the Equipment Loan to Borrower from the original principal amount of $1,725,000 to $2,475,000. The Equipment Loan, as so increased, shall be paid as set forth in the Amended and Restated Equipment Note to be executed concurrently herewith.

     B.  Appendix A - General Definitions

     The definition of Equipment Note contained in the General Definitions section of Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

     Equipment Note - the secured promissory note, as may be amended and restated, to be executed by Borrower in favor of Lender to evidence Borrower's obligations to repay the Equipment Loan as provided in Section 1.3 of the Agreement.

     2. CONDITIONS PRECEDENT. This First Amendment shall not be effective until the following conditions have been met to the sole satisfaction of
Lender:

     (a) Borrower and TDA Industries, Inc. shall have executed and delivered to Lender this First Amendment;

     (b) Borrower shall have executed and delivered to Lender that certain Amended and Restated Equipment Note; and

     (c) Borrower shall deliver to Lender any other documents, instruments or agreements required hereunder or requested by Lender.

     3. REAFFIRMATION OF AGREEMENT. Except as expressly modified herein, Borrower hereby affirms all representations and warranties set forth in the Existing Financing Arrangements as of this date and warrants and represents that all such representations and warranties are true, accurate and complete in all respects as of this date and that such warranties and representations are hereby deemed applicable to this First Amendment and that no Event of Default exists under the Existing Financing Arrangements or would exist with the passage of time, giving of notice or both.

     4.   INCORPORATION OF EXISTING FINANCING DOCUMENTS

     The parties acknowledge and agree that this First Amendment is incorporated into and made part of the Existing Financing Agreements, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, continue unchanged and in full force and effect. To the extent that any term or provision of this First Amendment is or may be deemed expressly inconsistent with any term or provision in the Existing Financing Agreement, the term and provision hereof shall control.

     5.   PAYMENT OF EXPENSES

     Borrower shall pay or reimburse Lender for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this First Amendment and the documents provided for herein or related hereto.

     6.   MISCELLANEOUS.

     (a) CAPITALIZED TERMS. All capitalized terms not otherwise defined herein shall have the meanings as set forth in the Loan Documents.

     (b) THIRD PARTY RIGHTS. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

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

     (c) HEADINGS. The headings of any paragraph of this First Amendment are for convenience only and shall not be used to interpret any provision hereof.

     (d) OTHER INSTRUMENTS. Borrower agrees to execute any other document, instruments and writings in form satisfactory to Lender, as Lender may reasonably request to carry out the intentions of the parties hereunder.

     (e) MODIFICATIONS. No modifications hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     (f) GOVERNING LAW. The terms and conditions of this First Amendment shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment to Loan and Security Agreement the day and year first above written.


JEH/EAGLE SUPPLY, INC., formerly    FLEET CAPITAL CORPORATION
JEH ACQUISITION CORP.

("Borrower")                        ("Lender")

BY:   /s/ illegible                 BY:   /s/ illegible
      ------------------                  ----------------

Title: CEO                          Title: VP
      ------------------                  ----------------


Attest:

BY:   /s/ illegible
      ------------------
      Secretary

     TDA Industries, Inc., in its capacity as surety pursuant to that certain Surety Agreement dated as of July 8, 1997 ("Surety Agreement") hereby acknowledges that the Equipment Loan, as increased herein, constitutes an Obligation for all purposes of the Surety Agreement.

TDA INDUSTRIES, INC.


BY:   /s/ illegible
      ------------------

Title: CEO
      ------------------

Attest:

By:
      ------------------
      Secretary

                  AMENDED AND RESTATED EQUIPMENT NOTE


$2,475,000                                                         May 4, 1998

     FOR VALUE RECEIVED, and intending to be legally bound, JEH/Eagle Supply, Inc., formerly JEH Aquisition Corp. ("Borrower"), hereby promises to pay to the order of Fleet Capital Corporation, a Rhode Island corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the maximum principal sum of Two Million, Four Hundred and Seventy-Five Thousand Dollars ($1,725,000.00), or such lesser sum which represents the aggregate unpaid principal balance hereunder, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates per annum set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in Section 2 of the Loan Agreement.

     This Amended and Restated Equipment Note (the "Note") amends and restates (but does not extinguish the indebtedness evidenced by) that certain Equipment Note dated July 8, 1997 in the original face amount of $1,725,000.

     The Note is that Equipment Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated July 8, 1997 (hereinafter, as amended from time to time the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (i) Interest on the outstanding principal balance shall be due and payable monthly, in arrears, on the first day of each month, commencing on May 1, 1998, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full.

          (ii) The principal amount hereunder shall be due and payable in equal consecutive monthly installments of principal based on an 76 month amortization schedule, on the first day of each calendar month commencing on May 1, 1998.


          (iii) The entire remaining principal amount then outstanding under this Note, together with any and all other amounts due hereunder, shall be due and payable on the earlier to occur of August 1, 2004 or the end of the Original Term or any Renewal Term of the Loan Agreement.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon acceleration of the Obligations following an Event of Default under the Loan Agreement or termination of the Loan Agreement pursuant to Section 4 thereof.

     This Note shall be subject to mandatory prepayment (and prepayment premium, if applicable) in accordance with the provisions of Sections 3.2 and
3.3 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner and subject to the conditions provided in Section 4 of the Loan Agreement.

     Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

     Time is of the essence under this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE OR ANY OF THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH IN WHICH THE LENDER AND BORROWER ARE ADVERSE PARTIES, THE LENDER AND BORROWER WAIVE TRIAL BY JURY.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed and delivered on the date first above written.

ATTEST:                                JEH/EAGLE SUPPLY, INC., formerly
                                       JEH ACQUISITION CORP.

/S/ Illegible                          By:   /s/ Illegible
------------------------------            --------------------------------
                                       Title:     CEO               [SEAL]
                                             -----------------------

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